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                                                                 Exhibit 10.26

                                WARRANT AGREEMENT



                                December 28, 2000



EXACT Sciences Corporation
(the "Corporation")
63 Great Road
Maynard, MA  01754

         Re: Issuance of Warrant to Purchase Shares of Common Stock of the Corporation
                  -------------------------------------------------------------

Dear Sirs:

         The undersigned subscribing investor (the "Investor") hereby agrees as follows:

         1. ISSUANCE OF WARRANT TO PURCHASE SHARES OF COMMON STOCK OF THE CORPORATION (THE "WARRANT SHARES"). For good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, and subject to the terms and conditions set forth in this Warrant Agreement, the Corporation agrees to issue to the Investor a warrant in the form attached hereto as EXHIBIT A (the "Warrant" and together with the Warrant Shares, the "Shares") to purchase 48,125 shares of common stock, $.01 par value per share (the "Common Stock") at a price of $10.9091 per Share.

         2. CERTAIN REPRESENTATIONS OF THE INVESTOR. The Investor hereby represents and warrants to the Corporation as follows, and the Investor acknowledges that the Investor has full knowledge that the Corporation intends to rely on such representations and warranties:

            (a) THE INVESTOR HAS READ CAREFULLY AND UNDERSTANDS THIS WARRANT AGREEMENT AND HAS CONSULTED HIS, HER OR ITS OWN ATTORNEY, ACCOUNTANT OR INVESTMENT ADVISER WITH RESPECT TO THE INVESTMENT CONTEMPLATED HEREBY AND ITS SUITABILITY FOR THE INVESTOR. THE INVESTOR UNDERSTANDS THAT THE SHARES CONSTITUTE A SPECULATIVE INVESTMENT AND ENTAIL A HIGH DEGREE OF RISK.

            (b) The Corporation has made available to the Investor, during the course of this transaction and prior to the issuance of the Warrants, the opportunity to ask questions of and receive answers from representatives of the Corporation concerning the terms and conditions of the issuance of the Warrant and the sale of Shares upon exercise of the Warrant, and to obtain any additional information relative to the financial data and business of the Corporation, to the extent that the Corporation possesses such information or can acquire it without unreasonable effort or expense.

         (c) The Investor understands that the Investor may have to bear the economic risk of his, her or its investment for an indefinite period; that neither the Warrant nor the Warrant Shares have been registered under the Securities Act of 1933 (the "Act") or under any state securities law and, therefore, cannot be resold unless it is subsequently registered under the Act or unless an exemption from such registration is available; that the Investor is purchasing the Shares for investment for the account of the Investor and not with any view toward resale or other distribution thereof; that the Investor agrees not to resell or otherwise dispose of all or any part of the Shares, except as permitted by law; that the Corporation does not have any intention of registering the Shares under the Act or of supplying the information which may be necessary to enable the Investor to sell the Shares; and that Rule 144 under the Act may not be available as a basis for exemption from registration of any Shares thereunder. The Investor further understands that the Corporation does not now and will not, for the foreseeable future, be able to pay any dividends on the Shares; that the policy of the Corporation will be to retain earnings, if any, for investment in the Corporation; and that the Corporation may in the future issue additional securities that will have the effect of diluting the Investor's percentage ownership of the Corporation.

         (d) One or more of the categories set forth below correctly and in all respects describes the Investor, and the Investor has so indicated by signing his, her or its name, or by directing its duly authorized representative to sign in its name and on its behalf, on the blank line or lines following the category or categories which so describe him or it.

             (i) The Investor is a natural person whose net worth, either individually or jointly with such person's spouse, at the time of his, her or its purchase, exceeds $1,000,000.

________________________________________________________________________________

             (ii) The Investor is a natural person who had individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in 1998 and 1999 and reasonably expects to reach the same income level in 2000.

________________________________________________________________________________

             (iii) The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

________________________________________________________________________________

             (iv) The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

________________________________________________________________________________

             (v) The Investor is an executive officer of the Corporation.

________________________________________________________________________________
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             (vi) The Investor is a "qualified institutional buyer" within the meaning of SEC rule 144A, as presently in effect.

________________________________________________________________________________

                  (e) The Investor has no need for liquidity in connection with his, her or its purchase of the Shares.

                  (f) The acquisition of the Warrant and the purchase of the Warrant Shares upon exercise of the Warrant by the Investor is consistent with the general investment objectives of the Investor.

                  (g) The Investor first learned of the offer of Shares by the Corporation in the State or other local jurisdiction listed in the residence address of the Investor set forth in EXHIBIT B, and intends that the state securities laws of that State or other local jurisdiction alone govern this transaction.

                  (h) The Investor was not solicited by the Corporation's registration statement on Form S-1 filed with the SEC on October 27, 2000, or any amendments thereto, in connection with its acquisition of the Shares.

                  (i) The Investor is a large institutional "accredited investor" as defined under Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) promulgated under the Securities Act and it was not organized for the specific purpose of acquiring the Shares.

                  (j) The Investor currently owns Common Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock of the Corporation and has a preexisting relationship with the Corporation.

         3. CLOSING. The closing of the issuance of the Warrant shall take place at the offices of Testa, Hurwitz & Thibeault, LLP, High Street Tower, 125 High Street, Boston, Massachusetts 02110, on December 28, 2000 or on such later date as shall be selected by the Corporation, (the "Closing").

         4. CONDITIONS TO CLOSING. The Investor's obligation to complete the acquisition of the Warrant is subject to the fulfillment, prior to or at the closing, of each of the following conditions:

            4.1 REPRESENTATION AND WARRANTIES. The Corporation shall represent and warrant to the Investor that at the time of the closing:

            (a) ORGANIZATION AND STANDING OF THE CORPORATION, ETC. The Corporation is duly and validly organized and validly existing as a corporation under the laws of the State of Delaware, and has all requisite power and authority under its Certificate of Incorporation and By-Laws to enter into and carry out the terms of this Warrant Agreement, to conduct its business and to issue the Warrant and to sell the Warrant Shares upon exercise of the Warrant.

            (b) ISSUANCE OF THE WARRANT AND THE WARRANT SHARES. All action required to be taken by the Corporation as a condition to the issuance of the Warrant and sale of the Warrant Shares upon exercise of the Warrant has been taken and the Warrant Shares upon issuance to the Investor will be duly and validly issued, fully-paid and non-assessable shares of Common Stock of the Corporation.

         5. SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES ETC. All agreements, representations and warranties made by or on behalf of the Corporation or the Investor in this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement, any investigation at any time made by the Investor or on its behalf, and the sale and purchase of the Warrant Shares and payment therefor.

         6. LOCK-UP AGREEMENT. The Investor agrees that in connection with an underwritten public offering of Common Stock, upon the request of the Company or the principal underwriter managing such public offering, neither the Warrant nor the Warrant Shares may be sold, offered for sale or otherwise disposed of without the prior written consent of the Corporation or such underwriter, as the case may be, for a period of not more than 180 days following the effective date of the registration statement of such public offering. Notwithstanding the foregoing, the Investor is only obligated under this Section 8 for a period no greater than the period that all of the members of the Board of Directors of the Corporation have agreed to be similarly bound.

            6.1 RESTRICTIVE LEGEND. All certificates representing the Warrant and any of the Warrant Shares, shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws, and may be removed after the 180 day period following the effective date of the registration statement of such public offering:

                    "The Warrant and the Warrant Shares issuanble upon exercise of the Warrant are subject to restrictions set forth in a certain Warrant Agreement and its attached exhibits (the "Agreement") between the Company and the registered owner of these shares, and such Agreement is available for inspection without charge at the office of the Secretary of the Company."

         7. EXPENSES. Each party hereto will pay its own expenses relating to this Warrant Agreement and the issuance of the Warrant and the purchase of the Warrant Shares upon exercise of the Warrant. Without limiting the foregoing, each of the Investor and the Corporation (i) represents that it has not retained any broker or agent in connection with the sale of Shares and (ii) will indemnify and hold harmless the other against any fee, commission, or the like payable by it in connection with the offer and sale of the Shares.

         8. NOTICES. Notices given hereunder shall be deemed to have been duly given on the date of personal delivery or on the date of postmark, if mailed by registered or certified mail, to the party being notified at his address specified EXHIBIT B attached hereto or such other address as he may subsequently notify the other party in writing.

         9. AMENDMENTS. This Warrant Agreement or any term hereof may not be changed, waived, discharged or terminated except with the written consent of the Investor and the Corporation.

         10. GENERAL. This Warrant Agreement (i) shall be binding upon the Investor and the legal representatives, successors and assigns of the Investor,
(ii) shall be governed, construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts (except insofar as affected by the State securities, "Blue Sky" laws or other securities laws of the jurisdiction in which the offerings described herein have been made to the Investor as aforesaid), and (iii) constitutes the entire agreement of the Corporation and the Investor with respect to the sale and purchase of the Shares.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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         IN WITNESS WHEREOF, the undersigned has executed this Warrant Agreement as of the day and year first written above.

                                     Mayo Foundation for Medical
                                       Education and Research

                                     /s/ Harry N. Hoffman
                                     ------------------------------------
                                     By: Assistant Treasurer
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The foregoing Warrant
Agreement is hereby accepted
by the Corporation.

EXACT SCIENCES CORPORATION



By: /s/ Don M. Hardison
    ------------------------------------
       Don M. Hardison
       President
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                                                                       EXHIBIT A

                                 FORM OF WARRANT

                                                                       EXHIBIT B

1.    Typed or printed name and residence address of Investor:

                  Mayo Foundation for Medical Education and Research c/o Harry Hoffman, Treasury Services
                  200 First Street, SW
                  Rochester, MN  55902


2. Preferred address for receiving communications: (Do not complete if same as above.)






3.    Number of Shares issuable upon exercise of the Warrant:

                  48,125




4.    Aggregate exercise price for Warrant Shares (@ $10.9091 per Share):

                  $190,909.25





5.    Social Security or Federal Tax identification Number of the Investor: